Exhibit 4.1

Execution Version

Third Supplemental Indenture

THIRD SUPPLEMENTAL INDENTURE, dated as of November 7, 2011 (this “Supplemental Indenture”), among Emergency Medical Services Corporation, a Delaware corporation (as successor by merger to CDRT Merger Sub, Inc., the “Company”), as issuer, the Subsidiary Guarantors party hereto and Wilmington Trust, National Association (as successor by merger to Wilmington Trust FSB), as Trustee under the Indenture referred to below.

W I T N E S S E T H:

WHEREAS, the Company, the Subsidiary Guarantors party thereto from time to time and the Trustee are parties to an Indenture, dated as of May 25, 2011 (as supplemented by the First Supplemental Indenture (as defined below) and the Second Supplemental Indenture, dated as of May 25, 2011, among the Company, the Subsidiary Guarantors party thereto and the Trustee, and as further amended, supplemented, waived or otherwise modified from time to time, the “Indenture”), providing for, among other things, the issuance of Notes in series;

WHEREAS, the Company and the Trustee are parties to the first supplemental indenture to the Indenture, dated as of May 25, 2011 (as amended, supplemented, waived or otherwise modified from time to time, the “First Supplemental Indenture”), providing for the issuance of 8.125% Senior Notes due 2019 of the Company;

WHEREAS, the Company and the Subsidiary Guarantors desire to execute and deliver an amendment to the Indenture for the purposes of conforming the text of paragraph 4 of the First Supplemental Indenture to the “Description of Notes” section of the Offering Memorandum; and

WHEREAS, pursuant to Section 901(9) of the Indenture, the parties hereto are authorized to execute and deliver this Supplemental Indenture to amend the Indenture, without the consent of any Holder;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company, the Subsidiary Guarantors and the Trustee mutually covenant and agree for the benefit of the Holders of the Notes as follows:

1.  Defined Terms.  As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined.  The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular Section hereof.

2.  Amendment of Paragraph 4 of the First Supplemental Indenture.  Paragraph 4 of the First Supplemental Indenture is hereby amended, pursuant to Section 901(9) of the Indenture, to delete “December 15” in each place in which it appears in such paragraph and to replace each such deletion with “November 15”.

3.  Governing Law.  THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  THE TRUSTEE, THE COMPANY, ANY OTHER OBLIGOR IN RESPECT OF THE NOTES AND (BY THEIR ACCEPTANCE OF THE NOTES) THE HOLDERS AGREE TO SUBMIT TO THE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE.

4.  Ratification of Indenture; Supplemental Indentures Part of Indenture.  Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.  The Trustee makes no representation or warranty as to the validity or sufficiency of this Supplemental Indenture or as to the accuracy of the recitals to this Supplemental Indenture.

5.  Counterparts.  The parties hereto may sign one or more copies of this Supplemental Indenture in counterparts, all of which together shall constitute one and the same agreement.

6.  Headings.  The Section headings herein are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

2

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

EMERGENCY MEDICAL SERVICES CORPORATION

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

A1 LEASING, INC.
ABBOTT AMBULANCE, INC.
ADAM TRANSPORTATION SERVICE, INC.
AFFILION, INC.
AIR AMBULANCE SPECIALISTS, INC.
AMBULANCE ACQUISITION, INC.
AMERICAN EMERGENCY PHYSICIANS MANAGEMENT, INC.
AMERICAN INVESTMENT ENTERPRISES, INC.
AMERICAN MEDICAL PATHWAYS, INC.
AMERICAN MEDICAL RESPONSE AMBULANCE SERVICE, INC.
AMERICAN MEDICAL RESPONSE MID ATLANTIC, INC.
AMERICAN MEDICAL RESPONSE OF COLORADO, INC.
AMERICAN MEDICAL RESPONSE OF CONNECTICUT, INCORPORATED
AMERICAN MEDICAL RESPONSE OF GEORGIA, INC.
AMERICAN MEDICAL RESPONSE HOLDINGS, INC.
AMERICAN MEDICAL RESPONSE OF ILLINOIS, INC.
AMERICAN MEDICAL RESPONSE OF INLAND EMPIRE

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Third Supplemental Indenture]

AMERICAN MEDICAL RESPONSE MANAGEMENT, INC.
AMERICAN MEDICAL RESPONSE NORTHWEST, INC.
AMERICAN MEDICAL RESPONSE OF MASSACHUSETTS, INC.
AMERICAN MEDICAL RESPONSE OF NORTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF OKLAHOMA, INC.
AMERICAN MEDICAL RESPONSE OF SOUTH CAROLINA, INC.
AMERICAN MEDICAL RESPONSE OF SOUTHERN CALIFORNIA
AMERICAN MEDICAL RESPONSE OF TENNESSEE, INC.
AMERICAN MEDICAL RESPONSE OF TEXAS, INC.
AMERICAN MEDICAL RESPONSE WEST AMERICAN MEDICAL RESPONSE, INC.
AMR HOLDCO, INC.
ARIZONA OASIS ACQUISITION, INC.
ASSOCIATED AMBULANCE SERVICE, INC.
ATLANTIC AMBULANCE SERVICES ACQUISITION, INC.
ATLANTIC/KEY WEST AMBULANCE, INC.
ATLANTIC/PALM BEACH AMBULANCE, INC.
BESTPRACTICES, INC.
BLYTHE AMBULANCE SERVICE
BROWARD AMBULANCE, INC.
DESERT VALLEY MEDICAL TRANSPORT, INC.
EHR MANAGEMENT CO.
EMCARE ANESTHESIA PROVIDERS, INC.
EMCARE HOLDCO, INC.
EMCARE HOLDINGS, INC.
EMCARE, INC.
EMCARE OF CALIFORNIA, INC.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Third Supplemental Indenture]

EMCARE PHYSICIAN PROVIDERS, INC.
EMCARE PHYSICIAN SERVICES, INC.
EMERGENCY MEDICINE EDUCATION SYSTEMS, INC.
FIVE COUNTIES AMBULANCE SERVICE, INC.
FLORIDA EMERGENCY PARTNERS, INC.
FOUNTAIN AMBULANCE SERVICE, INC.
HANK’S ACQUISITION CORP.
HEALTHCARE ADMINISTRATIVE SERVICES, INC.
HEMET VALLEY AMBULANCE SERVICE, INC.
HERREN ENTERPRISES, INC.
HOLIDAY ACQUISITION COMPANY, INC.
INTERNATIONAL LIFE SUPPORT, INC.
KUTZ AMBULANCE SERVICE, INC.
LIFECARE AMBULANCE SERVICE, INC.
LIFEFLEET SOUTHEAST, INC.
MEDEVAC MEDICAL RESPONSE, INC.
MEDEVAC MIDAMERICA, INC.
MEDIC ONE AMBULANCE SERVICES, INC.
MEDIC ONE OF COBB, INC.
MEDI-CAR AMBULANCE SERVICE, INC.
MEDI-CAR SYSTEMS, INC.
MEDICWEST AMBULANCE, INC.
MEDICWEST HOLDINGS, INC.
MEDLIFE EMERGENCY MEDICAL SERVICE, INC.
MERCY AMBULANCE OF EVANSVILLE, INC.
MERCY LIFE CARE
MERCY, INC.
METRO AMBULANCE SERVICE (RURAL), INC.
METRO AMBULANCE SERVICE, INC.
METRO AMBULANCE SERVICES, INC.
MIDWEST AMBULANCE MANAGEMENT COMPANY

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Third Supplemental Indenture]

MOBILE MEDIC AMBULANCE SERVICE, INC.
NEVADA RED ROCK AMBULANCE, INC.
NEVADA RED ROCK HOLDINGS, INC.
PARAMED, INC.
PARK AMBULANCE SERVICE INC.
PHYSICIAN ACCOUNT MANAGEMENT, INC.
PHYSICIANS & SURGEONS AMBULANCE SERVICE, INC.
PROVIDER ACCOUNT MANAGEMENT, INC.
PUCKETT AMBULANCE SERVICE, INC.
RADIOLOGY STAFFING SOLUTIONS, INC.
RADSTAFFING MANAGEMENT SOLUTIONS, INC.
RANDLE EASTERN AMBULANCE SERVICE, INC.
REIMBURSEMENT TECHNOLOGIES, INC.
RIVER MEDICAL INCORPORATED
SEMINOLE COUNTY AMBULANCE, INC.
SPRINGS AMBULANCE SERVICE, INC.
STAT HEALTHCARE, INC.
SUNRISE HANDICAP TRANSPORT CORP.
TEK AMBULANCE, INC.
TIDEWATER AMBULANCE SERVICE, INC.
TROUP COUNTY EMERGENCY MEDICAL SERVICES, INC.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

EMERGENCY MEDICAL SERVICES LP CORPORATION

By	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Third Supplemental Indenture]

ACCESS 2 CARE, LLC

By: MISSION CARE SERVICES, LLC as manager of Access 2 Care, LLC

By: AMERICAN MEDICAL RESPONSE, INC. as manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

AMR BROCKTON, L.L.C.

By: AMERICAN MEDICAL RESPONSE OF MASSACHUSETTS, INC., as manager and sole member of AMR Brockton, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

AMERICAN MEDICAL RESPONSE DELAWARE VALLEY, LLC

By: AMERICAN MEDICAL RESPONSE MID-ATLANTIC, INC., as sole member of American Medical Response Delaware Valley, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Third Supplemental Indenture]

APEX ACQUISITION LLC

By: EMCARE, INC. as sole member of Apex Acquisition LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

EMS MANAGEMENT LLC

By: AMR HOLDCO, INC. and EMCARE HOLDCO, INC., it members

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

EVERRAD, LLC

By: TEMPLETON READINGS, LLC, as sole member of EverRad, LLC

By: EMCARE, INC., as sole member of Templeton Readings, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

MEDASSOCIATES, LLC

By: EMCARE, INC., as sole member of MedAssociates, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Third Supplemental Indenture]

MISSION CARE OF ILLINOIS, LLC

By: MISSION CARE SERVICES, LLC, as the manager of Mission Care of Illinois

By: AMERICAN MEDICAL RESPONSE, INC., as the manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

MISSION CARE OF MISSOURI, LLC

By: MISSION CARE SERVICES, LLC, as the manager of Mission Care of Missouri, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as the manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

MISSION CARE SERVICES, LLC

By: AMERICAN MEDICAL RESPONSE, INC., as the manager of Mission Care Services, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Third Supplemental Indenture]

MSO NEWCO, LLC

By: APEX ACQUISITION LLC, as sole member of MSO Newco, LLC

By: EMCARE, INC. as sole member of Apex Acquisition LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

PINNACLE CONSULTANTS MID-ATLANTIC, L.L.C.

By: APEX ACQUISITION LLC, as sole member of Pinnacle Consultants Mid-Atlantic, L.L.C.

By: EMCARE, INC. as sole member of Apex Acquisition LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

PROVIDACARE, L.L.C.

By: AMERICAN MEDICAL PATHWAYS, INC., as sole member of ProvidaCare, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Third Supplemental Indenture]

REGIONAL EMERGENCY SERVICES, L.P.

By: FLORIDA EMERGENCY PARTNERS, INC., as general partner of Regional Emergency Services, L.P.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

SUN DEVIL ACQUISITION LLC

By: EMCARE, INC. as sole member of Sun Devil Acquisition LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

TEMPLETON READINGS, LLC

By: EMCARE, INC. as sole member of Templeton Readings, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

GOLD COAST AMBULANCE SERVICE V.I.P. PROFESSIONAL SERVICES, INC.

By:	/s/ Craig A. Wilson
Name:	Craig A. Wilson
Title:	Secretary

[Signature Page to Third Supplemental Indenture]

METROPOLITAN AMBULANCE SERVICE

By:		/s/ Craig A. Wilson
Name:		Craig A. Wilson
Title:		Secretary

EMS OFFSHORE MEDICAL SERVICES, LLC

By:		/s/ Craig A. Wilson
Name:		Craig A. Wilson
Title:		Secretary

SEAWALL ACQUISITION, LLC

By:		/s/ Craig A. Wilson
Name:		Craig A. Wilson
Title:		Secretary

CLINICAL PARTNERS MANAGEMENT COMPANY, LLC

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

NORTHWOOD ANESTHESIA ASSOCIATES, L.L.C.

By:	/s/ Craig A. Wilson
	Name:	Craig A. Wilson
	Title:	Secretary

[Signature Page to Third Supplemental Indenture]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Joseph O’Donnell
	Name:	Joseph O’Donnell
	Title	Vice President

[Signature Page to Third Supplemental Indenture]